UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 15, 2008

                               ES BANCSHARES, INC.
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)

    Maryland                            000-52178                20-4663714
-----------------------------           ---------               -----------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
    of Incorporation)                                        Identification No.)


68 North Plank Road, Newburgh, New York                        12550
---------------------------------------                        -----
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (845) 561-0003
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

     The Board of Directors of ES Bancshares, Inc. (the "Company") announced today that during the quarter ended September 30, 2008, there were 29,890 Common Stock Purchase Warrants and 72,148 Organizer Warrants exercised at a price of $6.75. A press release is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

    (a)  Financial Statements of Businesses Acquired: None

    (b)  Pro Forma Financial Information: None

    (c)  Shell Company Transactions: None

    (d)  Exhibits:

                  Exhibit No.           Description
                  -----------           -----------

                     99.1 Press release issued by the Company on October 15, 2008 announcing that during the quarter ended September 30, 2008 there were 29,890 Common Stock Purchase Warrants and 72,148 Organizer Warrants exercised at a price of $6.75.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       ES BANCSHARES, INC.


DATE:  October 15, 2008                By: /s/ Anthony P. Costa
                                           --------------------
                                               Anthony P. Costa
                                               Chairman and Chief Executive
                                               Officer